EXHIBIT 32

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Cecil A. Brooks does hereby certify that the Annual Report of Cornerstone Ministries Investments, Inc. on Form 10-KSB for the year ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2006.

/s/ Cecil A. Brooks, Chairman, President and Chief Executive Officer

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

John T. Ottinger, does hereby certify that the Annual Report of Cornerstone Ministries Investments, Inc. on Form 10-KSB for the year ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2006.

/s/ John T. Ottinger, Vice President, Chief Operating Officer and Chief Financial Officer

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